UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2022

LINCOLNWAY ENERGY, LLC
(Exact name of registrant as specified in its charter)

Iowa	000-51764		20-1118105
(State or other jurisdiction of incorporation )	(Commission File Number)		(I.R.S. Employer Identification No.)

59511 W. Lincoln Highway	Nevada	IA	50201
(Address of principal executive offices)			(Zip Code)

515-232-1010
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 16, 2022, Lincolnway Energy, LLC (“LWE”) held an annual meeting of the members of LWE (the “Annual Meeting”). Pursuant to the proxy statement filed by LWE, the following five proposals were presented at the Annual Meeting for a vote by the members: (1) adoption of the proposed Fifth Amended and Restated Operating Agreement of the Company; (2) reclassification of LWE’s units into Class A, Class B, Common, Class C, and Class D Units for the purpose of suspending LWE’s reporting obligations under the Securities Exchange Act of 1934; (3) to adjourn or postpone the meeting, if necessary or appropriate, for the purpose, among others, of soliciting additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the matters under consideration; (4) Election of two (2) Common Directors; and (5) Ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022. Due to the passage of Proposals 1, 2, 4 and 5, the outcome of voting of Proposal 3 was irrelevant.

Of the 105,122 LWE units that were outstanding as of May 4, 2022 (the record date), 77,848 units were represented in person or by proxy at the Annual Meeting. The result of the voting on each proposal was as follows:

Proposal 1: Amend and Restate our Fourth Amended and Restated Operating Agreement
Proposal to approve, the proposed Fifth Amended and Restated Operating Agreement (the "Proposed Operating Agreement") to provide for five separate and distinct classes of units.

For	Against	Abstentions	Broker Non Votes
77,033.50	739	75	0

Proposal 2: Reclassify the Company's Units
Proposal to approve the reclassification of our units into Common, Class A, Class B, Class C, and Class D Units for the purpose of discontinuing the registration of our units under the Securities Exchange Act of 1934.

For	Against	Abstentions	Broker Non Votes
77,034.50	710	103	0

Proposal 3: Adjournment or Postponement
Proposal to Adjourn or postpone the Annual Meeting, if necessary or appropriate, for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the matters under consideration.

For	Against	Abstentions	Broker Non Votes
76,918.50	876	53	0

Proposal 4: Vote on Election of Directors
Proposal to elect two director nominees identified below to serve until the 2025 Annual Meeting of Members for Mr. Taylor and the 2024 Annual Meeting of Members for Mr. Couser, or until their successors shall be elected and qualified.

Director Nominee	For	Withhold
William Couser	21,019.50	680
Jeff Taylor	20,798.50	442

Proposal 5: Vote on Ratification of the Independent Registered Public Accountant
Proposal to ratify the selection of RSM US LLP to act as the independent registered public accounting firm for the Company for the fiscal year ending September 30, 2022.

For	Against	Abstentions	Broker Non Votes
77,531.50	316	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LINCOLNWAY ENERGY, LLC

Date: June 21, 2022	/s/ Jeff Kistner
Jeff Kistner
Interim Chief Financial Officer